UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through April 30, 2015

Item 1. Report to Shareholders

CALAMOS®
INVESTMENTS

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. These include income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential, and enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2015. In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the speculation surrounding the Federal Reserve’s fiscal activities and the potential impact on interest rates and the fixed income markets.

Distribution

During the period, the Fund provided a steady monthly distribution of $0.0950 per share. We believe the Fund’s current annualized distribution rate, which was 8.77%* on a market price basis as of April 30, 2015, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/15 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0950 is paid from ordinary income and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 34.)

Market Environment

Convertible securities, which combine attributes of stocks and fixed income securities, captured a substantial measure of the stock market’s gains. U.S. convertibles advanced 3.64%, as measured by the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index. In the high yield bond market, the Credit Suisse High Yield Index advanced 1.33%.

These gains were earned despite headwinds related to energy prices, unrest in Ukraine, political wrangling in the euro zone, global growth rates, and the potential impact of a strengthening dollar. In the U.S., unemployment continued to fall, the Federal Reserve maintained accommodative monetary policy, and corporate profits remained healthy. Outside the U.S., positive economic surprises in Europe and Japan boosted investor sentiment. Markets responded favorably to the European Central Bank’s decision to move forward with quantitative easing as well as to Japan’s concerted and coordinated efforts to promote economic recovery.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps as part of our leverage strategy.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

Outlook

Our team is optimistic about the global markets. Although the U.S. economy grew slowly during the first quarter of the year—due in large measure to unseasonably cold weather and turmoil in the energy sector—we believe the U.S. can resume its steady expansion for the remainder of 2015, as energy prices stabilize, inflation remains contained, and the Federal Reserve maintains its accommodative stance. We also expect the global economy to expand in 2015, benefiting from ranging factors including central bank policy in the euro zone, Japan, and select emerging markets.

While we see opportunities among convertibles and high yield securities, we are concerned about the potential risks associated with oversized allocations to traditional fixed-income securities, as history has shown that interest rates can rise quickly. We believe investors should work proactively with their financial advisors to ensure appropriate diversification, which may include convertibles strategies and liquid alternative strategies.

While we see a good deal of opportunity, this is an environment where active management, rigorous research and keen awareness of risk will be important drivers of success. We anticipate market volatility will persist as investors respond to the activities of central banks (particularly those of the Federal Reserve), as well as geopolitical uncertainties. We are confident that our disciplined, tested, and fundamentally driven approach will serve the Funds well.

In closing, I invite you to visit us at www.calamos.com. We’re continually updating our site with thought leadership, blogs and commentary designed to help you and your financial advisor decide which opportunities are most appropriate for you.

On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored you have chosen us to help you pursue your investment goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The BofA Merrill Lynch All U.S. Convertibles Index (VXA0) represents the U.S. convertible market. The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index (V0A0) represents the U.S. convertible market excluding mandatory convertibles. The Credit Suisse High Yield index represents the U.S. high yield bond market. Source: Lipper.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities	Calamos Dynamic Convertible and Income Fund (Ticker: CCD) Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 34.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 04/30/15
Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	-0.78%	3.03%	9.89%
On NAV	1.07%	4.78%	10.29%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	21.7%
Health Care	18.1
Consumer Discretionary	15.0
Financials	9.9
Energy	9.9
Industrials	8.9
Materials	3.9
Telecommunication Services	3.6
Utilities	2.9
Consumer Staples	2.9

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains as well as income. We believe this broader range of security types also provides increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

How did the Fund perform over the reporting period?

The Fund gained 1.07% on a net asset value (NAV) basis and declined 0.78% on a market price basis for the six-month period ended April 30, 2015, versus the 1.33% return of the Credit Suisse High Yield Index and 3.91% return of the BofA ML All U.S. Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a 0.08% discount to net asset value, compared to a 1.78% premium at the beginning of the period.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 04/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

the performance of the Fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the semi-annual period.

We employ a level rate distribution policy with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0950 per share, resulting in a current annualized distribution rate of 8.77% of market price as of April 30, 2015.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2015, the dividend yield of the S&P 500 Index stocks averaged 1.99%. Yields also remained low within the U.S. government bond market, with the 10-year Treasury and the 30-year Treasury yielding 2.03% and 2.74%, respectively. Our yield was even higher than more speculative measures including the Credit Suisse High Yield Index and the BofA Merrill Lynch All U.S. Convertibles Index, which offered yields on April 30, 2015, of 7.07% and 2.79%, respectively.

What factors influenced performance over the reporting period?

Solid returns in the high-yield and convertible bond markets contributed to the Fund’s performance. The Fund benefitted from high exposure to convertible securities as the asset class rallied in concert with the equity market. The Fund comprised 55% convertibles at the end of the period.

From an economic sector perspective, performance was driven by selection in and an overweight to health care, especially within pharmaceuticals and managed health care. In addition, the Fund was helped by selection in and an underweight to industrials, mainly related to holdings in aerospace and defense. Selection in alternative carriers (telecommunication services) hindered performance. While the Fund’s position in information technology aided performance, selection in technology hardware, storage and peripherals, and semiconductors hindered it.

How is the Fund positioned?

We continue to maintain our positions in convertible securities, which we believe will provide income and benefit from a rising equity market. We should note that our bullish position in the equity and convertible markets was not deterred by market volatility near period end. Minor corrections are not uncommon in a bull market. In addition, we continue to favor growth-oriented equities.

The Fund’s highest credit quality allocation is to the BB credit tier. We believe this exposure offers investors a better risk/return dynamic while continuing to provide regular income. We view the mid-grade credit space as particularly well-priced, offering both attractive levels of income with less exposure to potential inflation and higher interest rates. Our credit process tends to guide us away from the most speculative

ASSET ALLOCATION AS OF 04/30/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

corporate securities in the high-yield market, as only 2% of the Fund is weighted toward securities with weightings of CCC or less.

From a sector perspective, our heaviest exposures are to the information technology, health care and consumer discretionary sectors. We believe that these sectors will outperform in the economic recovery cycle.

The Fund is leveraged at 28% of total assets at the end of the period, which we believe is a moderate amount. We borrow through floating rate bank debt and, given low borrowing rates, this has been beneficial to the performance of the Fund. In addition, some of our floating rate debt is hedged through interest rate swaps. This is a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

Through dynamic asset allocation we are able to optimize the total return of the Fund by adjusting our exposure to take advantage of market opportunities within various sectors and asset classes. For example, our exposure to fixed income securities allows us to maintain a competitive distribution. However, given the weighting of the asset classes represented in the portfolio, the exposure to convertibles and the overall low duration of the Fund, we believe the Fund is well defended against the potential for rising interest rates.

What are your closing thoughts for Fund shareholders?

When the Fed’s first rate hike approaches, it will likely be counteracted by the historically low level of government-bond yields in Europe with continued quantitative easing. In high yield, we expect volatility with some pressure on technicals, and we believe ultimately the market will price in the likelihood of higher default rates and higher liquidity premiums.

Convertible securities have tended to perform well in a slow-growth environment, when stocks are rising and interest rates are increasing slowly. Convertibles can also benefit from market volatility, as their embedded option can become more valuable. Because convertibles combine equity and fixed income characteristics, they offer the opportunity for upside equity participation with potential downside protection when equity markets decline. Against this backdrop, we believe the benefits of convertible securities are especially pronounced.

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (53.7%)
	Consumer Discretionary (10.9%)
1,329,000	Altice, SA*^ 7.750%, 05/15/22	$1,345,613
522,000	Argos Merger Sub, Inc.*^ 7.125%, 03/15/23	549,405
332,000	Brunswick Corp.*m 4.625%, 05/15/21	334,698
1,290,000	Century Communities, Inc.m 6.875%, 05/15/22	1,277,100
5,802,000	Cooper Tire & Rubber Company^m 8.000%, 12/15/19	6,592,522
4,297,000	Dana Holding Corp.m 6.750%, 02/15/21	4,557,506
	DISH DBS Corp.m
6,418,000	5.125%, 05/01/20	6,498,225
5,184,000	7.875%, 09/01/19^	5,857,920
3,798,000	Dufry Finance, SCA*m 5.500%, 10/15/20	3,961,789
1,899,000	FCA US, LLCm 8.000%, 06/15/19	1,987,209
1,424,000	GameStop Corp.*^m 5.500%, 10/01/19	1,472,950
2,691,000	Golden Nugget Escrow, Inc.*^m 8.500%, 12/01/21	2,839,005
1,258,000	Goodyear Tire & Rubber Companym 8.250%, 08/15/20	1,331,908
2,250,000	Hasbro, Inc.^m 6.600%, 07/15/28	2,647,305
	L Brands, Inc.m
2,848,000	7.600%, 07/15/37	3,307,240
1,851,000	5.625%, 02/15/22	2,026,845
646,000	6.950%, 03/01/33	702,929
1,338,000	Liberty Interactive, LLCm 8.250%, 02/01/30	1,487,689
	Meritage Homes Corp.m
3,228,000	7.150%, 04/15/20	3,512,467
1,812,000	7.000%, 04/01/22	1,950,165
1,775,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	1,820,484
2,682,000	Netflix, Inc.^m 5.375%, 02/01/21	2,812,747
2,658,000	Numericable Group, SA*^ 6.000%, 05/15/22	2,721,127
2,445,000	Outerwall, Inc.m 6.000%, 03/15/19	2,412,909
2,184,000	Penske Automotive Group, Inc.m 5.375%, 12/01/24	2,282,280
1,804,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	1,897,582
3,670,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	4,332,894
	Ryland Group, Inc.m
5,222,000	6.625%, 05/01/20^	5,737,672
1,415,000	5.375%, 10/01/22	1,447,722

PRINCIPAL AMOUNT		VALUE
3,323,000	Service Corp. International^m 7.500%, 04/01/27	$3,898,294
2,772,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	2,875,950
2,846,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	2,867,345
2,848,000	Time, Inc.*^m 5.750%, 04/15/22	2,799,940
	Toll Brothers Finance Corp.m
4,034,000	5.625%, 01/15/24	4,399,581
1,092,000	4.000%, 12/31/18	1,130,903
	ZF North America Capital, Inc.
854,000	4.750%, 04/29/25	856,669
475,000	4.500%, 04/29/22*	477,375

		99,011,964

	Consumer Staples (2.3%)
921,000	Alphabet Holding Company, Inc.^ 7.750%, 11/01/17	919,849
3,465,000	Fidelity & Guaranty Life Holdings, Inc.*^m 6.375%, 04/01/21	3,655,575
4,717,000	JBS USA, LLC*m 7.250%, 06/01/21	4,991,176
5,127,000	Land O’Lakes, Inc.*^m 6.000%, 11/15/22	5,530,751
2,375,000	Post Holdings, Inc.m 7.375%, 02/15/22	2,471,484
2,991,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	3,226,541

		20,795,376

	Energy (8.8%)
3,172,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	3,114,507
	Berry Petroleum Company, LLC
2,374,000	6.375%, 09/15/22m	1,958,550
665,000	6.750%, 11/01/20^	560,678
1,139,000	Bill Barrett Corp.^m 7.000%, 10/15/22	1,016,558
1,073,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*m 6.125%, 11/15/22	1,130,003
2,374,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	2,418,513
2,136,000	Calfrac Holdings, LP*^m 7.500%, 12/01/20	1,959,780
	Calumet Specialty Products Partners, LP
2,184,000	7.625%, 01/15/22m	2,230,410
778,000	6.500%, 04/15/21	776,055
	Carrizo Oil & Gas, Inc.
4,196,000	7.500%, 09/15/20m	4,437,270
1,282,000	6.250%, 04/15/23^	1,306,839
5,405,000	Cimarex Energy Company^m 5.875%, 05/01/22	5,763,081

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

6,646,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	$5,769,559
2,753,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	2,906,136
4,868,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	3,845,720
2,117,000	Gulfport Energy Corp.m 7.750%, 11/01/20	2,240,051
451,000	Halcon Resources Corp.* 8.625%, 02/01/20	469,322
5,222,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	5,571,221
	Linn Energy, LLCm
1,424,000	8.625%, 04/15/20^	1,294,060
1,424,000	7.750%, 02/01/21	1,221,970
949,000	Linn Energy, LLC / Linn Energy Finance Corp.m 6.500%, 05/15/19	835,120
	Oasis Petroleum, Inc.m
3,978,000	6.500%, 11/01/21	4,005,349
1,187,000	6.875%, 01/15/23	1,210,740
2,155,000	Pacific Drilling, SA*m 5.375%, 06/01/20	1,842,525
2,610,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	2,461,556
	Rice Energy, Inc.
700,000	6.250%, 05/01/22^m	707,000
527,000	7.250%, 05/01/23*	549,068
4,747,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	4,883,476
1,576,000	Seventy Seven Operating LLCm 6.625%, 11/15/19	1,259,815
1,709,000	SM Energy Companym 6.500%, 11/15/21	1,783,769
3,418,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	3,343,231
6,124,000	W&T Offshore, Inc.m 8.500%, 06/15/19	4,397,797
2,639,000	Western Refining, Inc.m 6.250%, 04/01/21	2,673,637

		79,943,366

	Financials (2.6%)
2,280,000	AON Corp.^m 8.205%, 01/01/27	2,981,100
3,542,000	Black Knight InfoServ, LLC 5.750%, 04/15/23	3,776,799
1,234,000	DuPont Fabros Technology, LPm 5.875%, 09/15/21	1,283,360
2,272,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	2,372,820
1,880,000	iStar Financial, Inc.m 4.875%, 07/01/18	1,885,875
	Jefferies Finance, LLC*m
2,706,000	7.375%, 04/01/20	2,678,940
1,141,000	6.875%, 04/15/22	1,091,794

PRINCIPAL AMOUNT		VALUE

2,174,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	$2,137,314
5,222,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	5,618,846

		23,826,848

	Health Care (7.2%)
3,798,000	Acadia Healthcare Company, Inc.*m 5.625%, 02/15/23	3,892,950
3,062,000	Alere, Inc.m 6.500%, 06/15/20	3,226,582
3,565,000	Community Health Systems, Inc.m 7.125%, 07/15/20	3,819,006
2,981,000	Crimson Merger Sub, Inc.*m 6.625%, 05/15/22	2,651,227
2,943,000	DaVita HealthCare Partners, Inc.m 5.125%, 07/15/24	2,996,342
	Endo International, PLC*m
7,121,000	7.000%, 12/15/20^	7,526,007
949,000	7.000%, 07/15/19	989,333
	HCA Holdings, Inc.m
7,595,000	5.875%, 05/01/23	8,216,841
1,842,000	6.250%, 02/15/21	2,018,141
2,848,000	HCA, Inc.m 7.750%, 05/15/21	3,040,240
5,464,000	Hologic, Inc.m 6.250%, 08/01/20	5,682,560
853,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	875,391
5,222,000	Teleflex, Inc.^m 6.875%, 06/01/19	5,398,242
5,839,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	6,171,093
	Valeant Pharmaceuticals International, Inc.*
5,886,000	7.000%, 10/01/20m	6,180,300
351,000	5.500%, 03/01/23	356,704
	VPII Escrow Corp.*
911,000	7.500%, 07/15/21m	990,713
902,000	6.750%, 08/15/18	957,248
	VRX Escrow Corp.*
469,000	6.125%, 04/15/25	485,415
469,000	5.875%, 05/15/23	481,018

		65,955,353

	Industrials (8.3%)
4,462,000	ACCO Brands Corp.m 6.750%, 04/30/20	4,704,621
5,886,000	Deluxe Corp.m 6.000%, 11/15/20	6,242,839
2,734,000	DigitalGlobe, Inc.*m 5.250%, 02/01/21	2,764,757
5,189,000	Dycom Investments, Inc.m 7.125%, 01/15/21	5,471,152

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

2,592,000	Edgen Murray Corp.*m 8.750%, 11/01/20	$2,831,760
2,093,000	Garda World Security Corp.*m 7.250%, 11/15/21	2,095,616
2,682,000	GrafTech International, Ltd.^m 6.375%, 11/15/20	2,244,499
4,325,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	4,541,250
	Icahn Enterprises, LPm
3,665,000	5.875%, 02/01/22	3,795,566
2,241,000	6.000%, 08/01/20	2,365,656
517,000	4.875%, 03/15/19	526,694
3,323,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	3,559,764
1,524,000	Meritor, Inc.m 6.750%, 06/15/21	1,599,247
	Michael Baker International, LLC*m
2,753,000	8.250%, 10/15/18	2,709,984
1,405,000	8.875%, 04/15/19	1,212,691
2,848,000	Navistar International Corp.^ 8.250%, 11/01/21	2,830,200
1,713,000	Nortek, Inc.m 8.500%, 04/15/21	1,859,676
6,219,000	Rexel, SA*m 6.125%, 12/15/19	6,491,081
4,614,000	Terex Corp.m 6.000%, 05/15/21	4,686,094
1,923,000	Titan International, Inc.m 6.875%, 10/01/20	1,743,921
2,231,000	TransDigm, Inc.m 5.500%, 10/15/20	2,210,084
2,184,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	2,335,515
	United Rentals North America, Inc.m
5,222,000	7.625%, 04/15/22	5,776,837
1,329,000	6.125%, 06/15/23	1,398,772

		75,998,276

	Information Technology (5.4%)
3,038,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	3,250,660
	Amkor Technology, Inc.m
3,124,000	6.375%, 10/01/22^	3,206,005
892,000	6.625%, 06/01/21	927,123
7,595,000	Belden, Inc.*^m 5.500%, 09/01/22	7,841,837
2,321,000	Cardtronics, Inc.*m 5.125%, 08/01/22	2,310,846
1,899,000	Equinix, Inc.m 5.375%, 04/01/23	1,970,213
6,171,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	6,903,806
3,798,000	J2 Global, Inc.m 8.000%, 08/01/20	4,094,719

PRINCIPAL AMOUNT		VALUE

2,858,000	Nuance Communications, Inc.*^m 5.375%, 08/15/20	$2,900,870
1,899,000	NXP Semiconductors, NV*m 5.750%, 02/15/21	2,030,743
4,277,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	4,474,811
3,228,000	ViaSat, Inc.m 6.875%, 06/15/20	3,435,802
5,222,000	Viasystems, Inc.*m 7.875%, 05/01/19	5,505,946

		48,853,381

	Materials (4.0%)
1,362,000	Chemtura Corp.m 5.750%, 07/15/21	1,409,670
	First Quantum Minerals, Ltd.*
1,446,000	7.000%, 02/15/21m	1,345,684
1,446,000	6.750%, 02/15/20^	1,347,491
	FMG Resources*^
1,867,000	8.250%, 11/01/19	1,632,458
731,000	9.750%, 03/01/22	756,128
4,187,000	Greif, Inc.m 7.750%, 08/01/19	4,765,329
	INEOS Group Holdings, SA*^
2,089,000	6.125%, 08/15/18	2,142,531
1,139,000	5.875%, 02/15/19	1,155,373
	New Gold, Inc.*m
3,798,000	7.000%, 04/15/20	3,966,536
1,044,000	6.250%, 11/15/22	1,032,908
2,231,000	PH Glatfelter Companym 5.375%, 10/15/20	2,293,747
	Sealed Air Corp.*m
1,951,000	6.500%, 12/01/20	2,174,146
854,000	5.250%, 04/01/23	895,099
	Trinseo Materials Operating, SCA
4,787,000	8.750%, 02/01/19^	5,081,353
3,798,000	6.750%, 05/01/22*††	3,859,717
2,658,000	United States Steel Corp.m 6.875%, 04/01/21	2,677,935

		36,536,105

	Telecommunication Services (3.3%)
1,933,000	CenturyLink, Inc.m 6.750%, 12/01/23	2,106,574
	Frontier Communications Corp.m
2,641,000	7.625%, 04/15/24	2,697,121
272,000	6.875%, 01/15/25	264,180
	Intelsat, SA^
5,317,000	7.750%, 06/01/21m	4,891,640
380,000	8.125%, 06/01/23	346,750
2,231,000	SBA Communications Corp.m 5.625%, 10/01/19	2,345,339
	Sprint Corp.
10,653,000	7.875%, 09/15/23m	10,686,291
1,405,000	7.125%, 06/15/24^	1,356,703
983,000	7.250%, 09/15/21	989,758

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE

4,462,000		T-Mobile USA, Inc.m 6.625%, 04/01/23	$4,657,212

			30,341,568

		Utilities (0.9%)
2,848,000		AES Corp. 7.375%, 07/01/21	3,187,980
4,709,000		AmeriGas Finance Corp.^m 7.000%, 05/20/22	5,068,061

			8,256,041

		TOTAL CORPORATE BONDS (Cost $480,549,359)	489,518,278

CONVERTIBLE BONDS (55.5%)
		Consumer Discretionary (9.0%)
2,000,000		Iconix Brand Group, Inc.m 2.500%, 06/01/16	2,081,200
		Jarden Corp.^
8,015,000		1.125%, 03/15/34	9,278,244
6,000,000		1.500%, 06/15/19m	8,318,430
2,350,000		KB Home^m 1.375%, 02/01/19	2,240,279
15,850,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)^m§ 0.750%, 03/30/43	22,955,872
5,050,000		Liberty Media Corp.^ 1.375%, 10/15/23	5,054,394
		Priceline Group, Inc.^
11,500,000		0.350%, 06/15/20	13,566,032
2,800,000		1.000%, 03/15/18m	3,922,254
2,600,000		Standard Pacific Corp.m 1.250%, 08/01/32	3,034,954
12,150,000		Tesla Motors, Inc.^m 1.250%, 03/01/21	11,245,250

			81,696,909

		Energy (2.3%)
8,500,000		Chesapeake Energy Corp.^ 2.250%, 12/15/38	7,858,973
11,100,000		Whiting Petroleum Corp.*^ 1.250%, 04/01/20	13,231,477

			21,090,450

		Financials (3.5%)
		Ares Capital Corp.m
7,300,000		4.750%, 01/15/18^	7,686,389
4,027,000		5.750%, 02/01/16	4,153,931
1,600,000	EUR	Azimut Holding, S.p.A.m 2.125%, 11/25/20	2,268,158
3,500,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	3,377,220
4,400,000		MGIC Investment Corp.^m 2.000%, 04/01/20	6,919,286

PRINCIPAL AMOUNT		VALUE

4,200,000	Spirit Realty Capital, Inc.m 2.875%, 05/15/19	$4,161,486
2,900,000	Starwood Property Trust, Inc.m 4.550%, 03/01/18	3,156,288

		31,722,758

	Health Care (14.2%)
5,288,000	Acorda Therapeutics, Inc.m 1.750%, 06/15/21	5,152,125
12,528,000	Anthem, Inc.m 2.750%, 10/15/42	25,305,746
5,711,000	BioMarin Pharmaceutical, Inc.^m 1.500%, 10/15/20	8,025,526
5,900,000	Cepheid^ 1.250%, 02/01/21	6,566,021
4,559,000	Depomed, Inc.m 2.500%, 09/01/21	6,271,452
3,050,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	3,613,396
3,450,000	Gilead Sciences, Inc. 1.625%, 05/01/16	15,231,940
2,800,000	Hologic, Inc.^‡ 2.000%, 12/15/37	4,212,152
5,066,000	Horizon Pharma Investment, Ltd.*^ 2.500%, 03/15/22	6,295,999
	Illumina, Inc.*^
6,700,000	0.000%, 06/15/19	7,466,312
6,400,000	0.500%, 06/15/21	7,428,640
1,435,000	Incyte Corp. 1.250%, 11/15/20	2,784,675
3,200,000	Insulet Corp.m 2.000%, 06/15/19	3,097,392
5,400,000	Isis Pharmaceuticals, Inc.*m 1.000%, 11/15/21	5,866,317
3,300,000	Jazz Pharmaceuticals, PLC*^ 1.875%, 08/15/21	3,954,406
3,489,000	Medidata Solutions, Inc.^ 1.000%, 08/01/18	4,090,399
	Molina Healthcare, Inc.m
4,000,000	1.625%, 08/15/44	4,747,120
3,242,000	1.625%, 08/15/44*	3,786,267
1,078,000	NuVasive, Inc. 2.750%, 07/01/17	1,328,441
4,045,000	Wright Medical Group, Inc.*^m 2.000%, 02/15/20	4,229,715

		129,454,041

	Industrials (0.7%)
2,022,000	Air Lease Corp.m 3.875%, 12/01/18	2,968,185
3,200,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	3,280,000

		6,248,185

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Information Technology (24.6%)
6,600,000	AOL, Inc.*^m 0.750%, 09/01/19	$6,675,999
3,300,000	Citrix Systems, Inc.*^m 0.500%, 04/15/19	3,527,040
5,150,000	Euronet Worldwide, Inc.*m 1.500%, 10/01/44	5,627,482
2,700,000	Finisar Corp.^ 0.500%, 12/15/33	2,732,873
6,400,000	Homeaway, Inc.^ 0.125%, 04/01/19	6,058,400
9,700,000	Intel Corp. 3.250%, 08/01/39	15,828,314
6,200,000	InvenSense, Inc.^m 1.750%, 11/01/18	6,007,335
6,600,000	LinkedIn Corp.*m 0.500%, 11/01/19	7,326,264
4,000,000	Mentor Graphics Corp.^ 4.000%, 04/01/31	5,004,780
9,400,000	Microchip Technology, Inc.*^ 1.625%, 02/15/25	9,610,607
6,225,000	Micron Technology, Inc.^ 2.125%, 02/15/33	16,056,952
2,200,000	Novellus Systems, Inc.^m 2.625%, 05/15/41	4,839,945
8,700,000	NVIDIA Corp. 1.000%, 12/01/18	10,621,047
3,400,000	NXP Semiconductors, NV*^ 1.000%, 12/01/19	3,978,918
8,000,000	ON Semiconductor Corp.^ 2.625%, 12/15/26	9,981,280
5,050,000	Palo Alto Networks, Inc.*^m 0.000%, 07/01/19	7,238,771
6,450,000	Rovi Corp.*^ 0.500%, 03/01/20	6,267,626
8,800,000	Salesforce.com, Inc.^m 0.250%, 04/01/18	11,008,360
17,500,000	SanDisk Corp.^m 0.500%, 10/15/20	18,112,762
6,075,000	ServiceNow, Inc.m 0.000%, 11/01/18	7,303,608
	SunEdison, Inc.^m
10,578,000	0.250%, 01/15/20*	11,876,767
1,531,000	2.000%, 10/01/18	2,753,458
5,125,000	SunPower Corp.m 0.750%, 06/01/18	7,289,877
3,200,000	Synchronoss Technologies, Inc.m 0.750%, 08/15/19	3,707,520
2,600,000	Take-Two Interactive Software, Inc.^m 1.000%, 07/01/18	3,259,035
	Twitter, Inc.*^m
11,000,000	1.000%, 09/15/21	10,004,170
3,100,000	0.250%, 09/15/19	2,869,329

PRINCIPAL AMOUNT		VALUE

4,000,000	Verint Systems, Inc.^ 1.500%, 06/01/21	$4,674,640
5,125,000	Workday, Inc.^m 0.750%, 07/15/18	6,470,082
6,700,000	Yahoo!, Inc.^m 0.000%, 12/01/18	7,130,374

		223,843,615

	Materials (1.2%)
6,950,000	Cemex, SAB de CV^m 3.250%, 03/15/16	8,063,182
2,800,000	RTI International Metals, Inc.m 1.625%, 10/15/19	3,325,602

		11,388,784

	TOTAL CONVERTIBLE BONDS (Cost $469,483,532)	505,444,742

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
665,000	United States Treasury Note~ 0.250%, 12/15/15 (Cost $664,835)	665,481

SYNTHETIC CONVERTIBLE SECURITIES (3.4%) ¤
Corporate Bonds (2.9%)
	Consumer Discretionary (0.6%)
71,000	Altice, SA*^ 7.750%, 05/15/22	71,888
28,000	Argos Merger Sub, Inc.*^ 7.125%, 03/15/23	29,470
18,000	Brunswick Corp.*m 4.625%, 05/15/21	18,146
69,000	Century Communities, Inc.m 6.875%, 05/15/22	68,310
309,000	Cooper Tire & Rubber Company^m 8.000%, 12/15/19	351,101
229,000	Dana Holding Corp.m 6.750%, 02/15/21	242,883
	DISH DBS Corp.m
342,000	5.125%, 05/01/20	346,275
276,000	7.875%, 09/01/19^	311,880
202,000	Dufry Finance, SCA*m 5.500%, 10/15/20	210,711
101,000	FCA US, LLCm 8.000%, 06/15/19	105,691
76,000	GameStop Corp.*^m 5.500%, 10/01/19	78,613
143,000	Golden Nugget Escrow, Inc.*^m 8.500%, 12/01/21	150,865
67,000	Goodyear Tire & Rubber Companym 8.250%, 08/15/20	70,936
120,000	Hasbro, Inc.^m 6.600%, 07/15/28	141,190

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	L Brands, Inc.m
152,000	7.600%, 07/15/37	$176,510
99,000	5.625%, 02/15/22	108,405
34,000	6.950%, 03/01/33	36,996
71,000	Liberty Interactive, LLCm 8.250%, 02/01/30	78,943
	Meritage Homes Corp.m
172,000	7.150%, 04/15/20	187,158
96,000	7.000%, 04/01/22	103,320
95,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	97,434
143,000	Netflix, Inc.^m 5.375%, 02/01/21	149,971
142,000	Numericable Group, SA*^ 6.000%, 05/15/22	145,373
130,000	Outerwall, Inc.m 6.000%, 03/15/19	128,294
116,000	Penske Automotive Group, Inc.m 5.375%, 12/01/24	121,220
96,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	100,980
195,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	230,222
	Ryland Group, Inc.m
278,000	6.625%, 05/01/20^	305,453
75,000	5.375%, 10/01/22	76,734
177,000	Service Corp. International^m 7.500%, 04/01/27	207,643
148,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	153,550
152,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	153,140
152,000	Time, Inc.*^m 5.750%, 04/15/22	149,435
	Toll Brothers Finance Corp.m
215,000	5.625%, 01/15/24	234,484
58,000	4.000%, 12/31/18	60,066
	ZF North America Capital, Inc.
46,000	4.750%, 04/29/25	46,144
25,000	4.500%, 04/29/22*	25,125

		5,274,559

	Consumer Staples (0.1%)
49,000	Alphabet Holding Company, Inc.^ 7.750%, 11/01/17	48,939
185,000	Fidelity & Guaranty Life Holdings, Inc.*^m 6.375%, 04/01/21	195,175
251,000	JBS USA, LLC*m 7.250%, 06/01/21	265,590
273,000	Land O’Lakes, Inc.*^m 6.000%, 11/15/22	294,499
127,000	Post Holdings, Inc.m 7.375%, 02/15/22	132,159

PRINCIPAL AMOUNT		VALUE

159,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	$171,521

		1,107,883

	Energy (0.5%)
169,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	165,937
	Berry Petroleum Company, LLC
126,000	6.375%, 09/15/22m	103,950
35,000	6.750%, 11/01/20^	29,509
61,000	Bill Barrett Corp.^m 7.000%, 10/15/22	54,443
57,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*m 6.125%, 11/15/22	60,028
126,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	128,362
114,000	Calfrac Holdings, LP*^m 7.500%, 12/01/20	104,595
	Calumet Specialty Products Partners, LP
116,000	7.625%, 01/15/22m	118,465
41,000	6.500%, 04/15/21	40,898
	Carrizo Oil & Gas, Inc.
224,000	7.500%, 09/15/20m	236,880
68,000	6.250%, 04/15/23^	69,317
288,000	Cimarex Energy Company^m 5.875%, 05/01/22	307,080
354,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	307,316
147,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	155,177
259,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	204,610
113,000	Gulfport Energy Corp.m 7.750%, 11/01/20	119,568
24,000	Halcon Resources Corp.* 8.625%, 02/01/20	24,975
278,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	296,591
	Linn Energy, LLCm
76,000	8.625%, 04/15/20^	69,065
76,000	7.750%, 02/01/21	65,218
51,000	Linn Energy, LLC / Linn Energy Finance Corp.m 6.500%, 05/15/19	44,880
	Oasis Petroleum, Inc.m
212,000	6.500%, 11/01/21	213,457
63,000	6.875%, 01/15/23	64,260
115,000	Pacific Drilling, SA*m 5.375%, 06/01/20	98,325
139,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	131,094
	Rice Energy, Inc.
37,000	6.250%, 05/01/22^m	37,370
28,000	7.250%, 05/01/23*	29,173

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

253,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	$260,274
84,000	Seventy Seven Operating LLCm 6.625%, 11/15/19	67,147
91,000	SM Energy Companym 6.500%, 11/15/21	94,981
182,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	178,019
326,000	W&T Offshore, Inc.m 8.500%, 06/15/19	234,109
141,000	Western Refining, Inc.m 6.250%, 04/01/21	142,851

		4,257,924

	Financials (0.1%)
121,000	AON Corp.^m 8.205%, 01/01/27	158,207
189,000	Black Knight InfoServ, LLC 5.750%, 04/15/23	201,529
66,000	DuPont Fabros Technology, LPm 5.875%, 09/15/21	68,640
121,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	126,369
100,000	iStar Financial, Inc.m 4.875%, 07/01/18	100,313
	Jefferies Finance, LLC*m
144,000	7.375%, 04/01/20	142,560
61,000	6.875%, 04/15/22	58,369
116,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	114,043
278,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	299,127

		1,269,157

	Health Care (0.4%)
202,000	Acadia Healthcare Company, Inc.*m 5.625%, 02/15/23	207,050
163,000	Alere, Inc.m 6.500%, 06/15/20	171,761
190,000	Community Health Systems, Inc.m 7.125%, 07/15/20	203,537
159,000	Crimson Merger Sub, Inc.*m 6.625%, 05/15/22	141,411
157,000	DaVita HealthCare Partners, Inc.m 5.125%, 07/15/24	159,846
	Endo International, PLC*m
379,000	7.000%, 12/15/20^	400,556
51,000	7.000%, 07/15/19	53,168
	HCA Holdings, Inc.m
405,000	5.875%, 05/01/23	438,159
98,000	6.250%, 02/15/21	107,371
152,000	HCA, Inc.m 7.750%, 05/15/21	162,260

PRINCIPAL AMOUNT		VALUE

291,000	Hologic, Inc.m 6.250%, 08/01/20	$302,640
45,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	46,181
278,000	Teleflex, Inc.^m 6.875%, 06/01/19	287,382
311,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	328,688
	Valeant Pharmaceuticals International, Inc.*
314,000	7.000%, 10/01/20m	329,700
19,000	5.500%, 03/01/23	19,309
	VPII Escrow Corp.*
49,000	7.500%, 07/15/21m	53,288
48,000	6.750%, 08/15/18	50,940
	VRX Escrow Corp.*
25,000	6.125%, 04/15/25	25,875
25,000	5.875%, 05/15/23	25,641

		3,514,763

	Industrials (0.4%)
238,000	ACCO Brands Corp.m 6.750%, 04/30/20	250,941
314,000	Deluxe Corp.m 6.000%, 11/15/20	333,036
146,000	DigitalGlobe, Inc.*m 5.250%, 02/01/21	147,643
276,000	Dycom Investments, Inc.m 7.125%, 01/15/21	291,008
138,000	Edgen Murray Corp.*m 8.750%, 11/01/20	150,765
112,000	Garda World Security Corp.*m 7.250%, 11/15/21	112,140
143,000	GrafTech International, Ltd.^m 6.375%, 11/15/20	119,673
230,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	241,500
	Icahn Enterprises, LPm
195,000	5.875%, 02/01/22	201,947
119,000	6.000%, 08/01/20	125,619
28,000	4.875%, 03/15/19	28,525
177,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	189,611
81,000	Meritor, Inc.m 6.750%, 06/15/21	84,999
	Michael Baker International, LLC*m
147,000	8.250%, 10/15/18	144,703
75,000	8.875%, 04/15/19	64,734
152,000	Navistar International Corp.^ 8.250%, 11/01/21	151,050
91,000	Nortek, Inc.m 8.500%, 04/15/21	98,792
331,000	Rexel, SA*m 6.125%, 12/15/19	345,481

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

246,000	Terex Corp.m 6.000%, 05/15/21	$249,844
102,000	Titan International, Inc.m 6.875%, 10/01/20	92,501
119,000	TransDigm, Inc.m 5.500%, 10/15/20	117,884
116,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	124,048
	United Rentals North America, Inc.m
278,000	7.625%, 04/15/22	307,538
71,000	6.125%, 06/15/23	74,728

		4,048,710

	Information Technology (0.3%)
162,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	173,340
	Amkor Technology, Inc.m
166,000	6.375%, 10/01/22^	170,357
47,000	6.625%, 06/01/21	48,851
405,000	Belden, Inc.*^m 5.500%, 09/01/22	418,162
124,000	Cardtronics, Inc.*m 5.125%, 08/01/22	123,458
101,000	Equinix, Inc.m 5.375%, 04/01/23	104,788
329,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	368,069
202,000	J2 Global, Inc.m 8.000%, 08/01/20	217,781
152,000	Nuance Communications, Inc.*^m 5.375%, 08/15/20	154,280
101,000	NXP Semiconductors, NV*m 5.750%, 02/15/21	108,007
228,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	238,545
172,000	ViaSat, Inc.m 6.875%, 06/15/20	183,072
278,000	Viasystems, Inc.*m 7.875%, 05/01/19	293,116

		2,601,826

	Materials (0.2%)
73,000	Chemtura Corp.m 5.750%, 07/15/21	75,555
	First Quantum Minerals, Ltd.*
77,000	7.000%, 02/15/21m	71,658
77,000	6.750%, 02/15/20^	71,754
	FMG Resources*^
99,000	8.250%, 11/01/19	86,563
39,000	9.750%, 03/01/22	40,341
223,000	Greif, Inc.m 7.750%, 08/01/19	253,802
	INEOS Group Holdings, SA*^
111,000	6.125%, 08/15/18	113,844
61,000	5.875%, 02/15/19	61,877

PRINCIPAL AMOUNT		VALUE

	New Gold, Inc.*m
202,000	7.000%, 04/15/20	$210,964
56,000	6.250%, 11/15/22	55,405
119,000	PH Glatfelter Companym 5.375%, 10/15/20	122,347
	Sealed Air Corp.*m
104,000	6.500%, 12/01/20	115,895
46,000	5.250%, 04/01/23	48,214
	Trinseo Materials Operating, SCA
255,000	8.750%, 02/01/19^	270,680
202,000	6.750%, 05/01/22*†	205,282
142,000	United States Steel Corp.m 6.875%, 04/01/21	143,065

		1,947,246

	Telecommunication Services (0.2%)
103,000	CenturyLink, Inc.m 6.750%, 12/01/23	112,249
	Frontier Communications Corp.m
141,000	7.625%, 04/15/24	143,996
14,000	6.875%, 01/15/25	13,598
	Intelsat, SA^
283,000	7.750%, 06/01/21m	260,360
20,000	8.125%, 06/01/23	18,250
119,000	SBA Communications Corp.m 5.625%, 10/01/19	125,099
	Sprint Corp.
567,000	7.875%, 09/15/23m	568,772
75,000	7.125%, 06/15/24^	72,422
52,000	7.250%, 09/15/21	52,357
238,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	248,412

		1,615,515

	Utilities (0.1%)
152,000	AES Corp. 7.375%, 07/01/21	170,145
251,000	AmeriGas Finance Corp.^m 7.000%, 05/20/22	270,139

		440,284

	TOTAL CORPORATE BONDS	26,077,867

U.S. Government and Agency Security (0.0%)
35,000	United States Treasury Note~ 0.250%, 12/15/15	35,025

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.5%) #
	Consumer Discretionary (0.0%)
3,650	Lennar Corp. Call, 05/15/15, Strike $47.00	189,800

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Health Care (0.4%)
240	Biogen, Inc. Call, 10/16/15, Strike $425.00	$417,600
3,800	Mylan, NV Call, 07/17/15, Strike $67.50	3,220,500

		3,638,100

	Information Technology (0.1%)
930	Twitter, Inc. Call, 06/19/15, Strike $40.00	177,630
2,400	Xilinx, Inc. Call, 01/15/16, Strike $45.00	602,400

		780,030

	TOTAL PURCHASED OPTIONS	4,607,930

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $31,563,536)	30,720,822

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (20.7%)
	Consumer Discretionary (0.6%)
46,550	Fiat Chrysler Automobiles, NV 7.875%	5,985,655

	Consumer Staples (1.7%)
54,000	Bunge, Ltd.m 4.875%	5,815,125
30,800	Post Holdings, Inc. 5.250%	2,941,400
130,000	Tyson Foods, Inc. 4.750%	6,394,700

		15,151,225

	Energy (2.3%)
19,133	Chesapeake Energy Corp. 5.750%	16,760,508
69,300	Southwestern Energy Company 6.250%	4,110,876

		20,871,384

	Financials (5.5%)
326,910	Affiliated Managers Group, Inc.m 5.150%	20,125,397
64,000	American Tower Corp. 5.250%	6,635,520
93,000	Crown Castle International Corp.^ 4.500%	9,737,100
130,225	Health Care REIT, Inc. 6.500%	8,301,843
103,333	Weyerhaeuser Company^ 6.375%	5,516,949

		50,316,809

NUMBER OF SHARES		VALUE

	Health Care (3.1%)
21,750	Actavis, PLC 5.500%	$21,764,355
49,750	Amsurg Corp.^ 5.250%	6,268,997

		28,033,352

	Industrials (2.9%)
	Stanley Black & Decker, Inc.
91,966	4.750%m	12,651,303
16,750	6.250%^	1,957,405
200,000	United Technologies Corp.^m 7.500%	11,764,000

		26,372,708

	Telecommunication Services (1.5%)
161,000	Intelsat, SAm 5.750%	5,655,930
125,650	T-Mobile USA, Inc. 5.500%	7,834,278

		13,490,208

	Utilities (3.1%)
170,000	Dominion Resources, Inc. 6.375%	8,440,500
130,000	Exelon Corp.^ 6.500%	6,405,100
239,000	NextEra Energy, Inc.^ 5.799%	13,596,710

		28,442,310

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $185,067,090)	188,663,651

COMMON STOCKS (2.1%)
	Financials (2.1%)
13,850	American International Group, Inc.m	779,616
308,685	MetLife, Inc.^m	15,832,454
190,000	Och-Ziff Capital Management Group, LLC - Class Am	2,452,900

	TOTAL COMMON STOCKS (Cost $18,997,621)	19,064,970

SHORT TERM INVESTMENT (4.0%)
36,114,616	Fidelity Prime Money Market Fund - Institutional Class (Cost $36,114,616)	36,114,616

TOTAL INVESTMENTS (139.5%) (Cost $1,222,440,589)		1,270,192,560

LIABILITIES, LESS OTHER ASSETS (-39.5%)		(359,666,693)

NET ASSETS (100.0%)		$910,525,867

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Schedule of Investments    April 30, 2015 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $706,445,847. $161,673,703 of the collateral has been re-registered by one of the counterparties, BNP (see Note 7—Borrowings).

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $700,506.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	$55,000,000	$(415,772)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(332,172)

					$(747,944)

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,222,440,589)	$1,270,192,560
Receivables:
Accrued interest and dividends	11,235,537
Investments sold	4,182,809
Prepaid expenses	71,440
Other assets	206,461
Total assets	1,285,888,807
LIABILITIES
Due to custodian bank	92,131
Unrealized depreciation on interest rate swaps	747,944
Payables:
Notes payable	360,000,000
Investments purchased	13,258,129
Affiliates:
Investment advisory fees	836,295
Deferred compensation to trustees	206,461
Financial accounting fees	12,045
Trustees’ fees and officer compensation	9,575
Other accounts payable and accrued liabilities	200,360
Total liabilities	375,362,940
NET ASSETS	$910,525,867
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 69,967,941 shares issued and outstanding	$874,201,934
Undistributed net investment income (loss)	(29,075,463)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	18,395,679
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	47,003,717
NET ASSETS	$910,525,867
Net asset value per common shares based upon 69,967,941 shares issued and outstanding	$13.01

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statement of Operations    Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest	$25,875,363
Dividends	4,438,807
Securities lending income	46,708
Total investment income	30,360,878

EXPENSES
Investment advisory fees	5,032,225
Tax expense	2,532,146
Interest expense and related fees	1,357,185
Printing and mailing fees	73,362
Financial accounting fees	72,451
Legal fees	70,436
Accounting fees	39,223
Trustees’ fees and officer compensation	32,305
Audit fees	30,541
Custodian fees	14,852
Transfer agent fees	13,259
Registration fees	6,885
Other	45,592
Total expenses	9,320,462
NET INVESTMENT INCOME (LOSS)	21,040,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	8,472,241
Purchased options	4,307,999
Foreign currency transactions	(4,971)
Written options	211,436
Interest rate swaps	(437,366)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(21,431,577)
Purchased options	(2,708,939)
Foreign currency translations	725
Interest rate swaps	(30,189)
NET GAIN (LOSS)	(11,620,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,419,775

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$21,040,416	$49,479,812
Net realized gain (loss)	12,549,339	43,611,488
Change in unrealized appreciation/(depreciation)	(24,169,980)	1,771,193
Net increase (decrease) in net assets applicable to shareholders resulting from operations	9,419,775	94,862,493

DISTRIBUTIONS FROM
Net investment income	(39,720,873)	(64,693,356)
Net realized gains	—	(13,094,680)
Net decrease in net assets from distributions	(39,720,873)	(77,788,036)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	6,895,228	18,993,817
Offering costs on shares	(193,696)	(136,211)
Reinvestment of distributions resulting in the issuance of stock	2,422,661	4,420,769
Net increase (decrease) in net assets from capital stock transactions	9,124,193	23,278,375
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,176,905)	40,352,832

NET ASSETS
Beginning of period	$931,702,772	$891,349,940
End of period	910,525,867	931,702,772
Undistributed net investment income (loss)	$(29,075,463)	$(10,395,006)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Statement of Cash Flows    Six Months Ended April 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$9,419,775
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(276,051,197)
Net proceeds from disposition of short term investments	18,104,048
Proceeds paid on closing written options	(33,871)
Proceeds from disposition of investment securities, including purchased options	270,155,320
Premiums received from written options	245,307
Amortization and accretion of fixed-income securities	(4,028,909)
Net realized gains/losses from investments, excluding purchased options	(8,472,241)
Net realized gains/losses from purchased options	(4,307,999)
Net realized gains/losses from written options	(211,436)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	21,431,577
Change in unrealized appreciation or depreciation on purchased options	2,708,939
Change in unrealized appreciation or depreciation on interest rate swaps	30,189
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,593,303
Prepaid expenses	(59,559)
Other assets	(8,083)
Increase/(decrease) in liabilities:
Payables to affiliates	(14,002)
Other accounts payable and accrued liabilities	3,388
Net cash provided by/(used in) operating activities	$30,504,549

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	6,895,228
Offering costs related to shares sold	(193,696)
Distributions to shareholders	(37,298,212)
Net increase/(decrease) in due to custodian bank	92,131
Net cash provided by/(used in) financing activities	$(30,504,549)
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$1,359,400
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$2,422,661

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011—2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $206,461 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2015. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2015 were as follows:

Cost of purchases	$236,380,989
Proceeds from sales	228,154,547

The following information is presented on a federal income tax basis as of April 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2015 was as follows:

Cost basis of investments	$1,234,683,216

Gross unrealized appreciation	83,724,755
Gross unrealized depreciation	(48,215,411)

Net unrealized appreciation (depreciation)	$35,509,344

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2015 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2014 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2014
Distributions paid from:
Ordinary income	$64,693,356
Long-term capital gains	13,094,680

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	8,544,172

Total undistributed earnings	8,544,172
Accumulated capital and other losses	—
Net unrealized gains/(losses)	58,241,703

Total accumulated earnings/(losses)	66,785,875
Other	(160,844)
Paid-in capital	865,077,741

Net assets applicable to common shareholders	$931,702,772

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 69,967,941 shares outstanding at April 30, 2015. Calamos Advisors owned 23,295 of the outstanding shares at April 30, 2015. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
Beginning shares	69,263,034	67,547,533
Shares sold	517,519	1,386,924
Shares issued through reinvestment of distributions	187,388	328,577

Ending shares	69,967,941	69,263,034

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2015.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2015, the Fund had outstanding purchased options as listed on the Schedule of Investments. For the period ended April 30, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—
Option written	930	245,307
Options closed	(930)	(245,307)
Options exercised	—	—
Options expired	—	—

Options outstanding at April 30, 2015	—	$—

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2015, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2015, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$747,944
Options purchased(2)	4,607,930	—

	$4,607,930	$747,944

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES		COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty	ASSETS	LIABILITIES
BNP Paribas, SA ISDA	$—	$747,944	$700,506	$—	$47,438

	$—	$747,944	$700,506	$—	$47,438

(1)	Generally, the Statement of Assets and Liabilities location for ‘Interest rate swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

For the period ended April 30, 2015, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE TYPE
Options purchased	15,430
Options Written	930

*	Activity during the period is measured by opened number of contracts for options purchased or written.

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $215.0 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $215.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2015, the average borrowings under the Agreements were $360.0 million. For the period ended April 30, 2015, the average interest rate was 0.66%. As of April 30, 2015, the amount of total outstanding borrowings was $360.0 million ($180.0 million under the BNP Agreement and $180.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on April 30, 2015 was 0.75%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Notes to Financial Statements    (Unaudited)

due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2015, the Fund used approximately $150.6 million of its cash collateral to offset the SSB Agreement, representing 11.9% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of April 30, 2015, approximately $145.6 million of securities were on loan ($118.0 million of fixed income securities and $27.6 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposed of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$489,518,278	$—	$489,518,278
Convertible Bonds	—	505,444,742	—	505,444,742
U.S. Government and Agency Security	—	665,481	—	665,481
Synthetic Convertible Securities (Corporate Bonds)	—	26,077,867	—	26,077,867
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	35,025	—	35,025
Synthetic Convertible Securities (Purchased Options)	4,607,930	—	—	4,607,930
Convertible Preferred Stocks	137,035,566	51,628,085	—	188,663,651
Common Stocks U.S.	19,064,970	—	—	19,064,970
Short Term Investment	36,114,616	—	—	36,114,616

Total	$196,823,082	$1,073,369,478	$—	$1,270,192,560

Liabilities:
Interest Rate Swaps	—	747,944	—	747,944

Total	$—	$747,944	$—	$747,944

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.45		$13.20	$12.45	$12.31	$12.84	$11.83
Income from investment operations:
Net investment income (loss)*	0.30		0.72	0.75	0.81	0.83	0.91
Net realized and unrealized gain (loss)	(0.17)		0.67	1.14	0.47	(0.23)	1.22
Total from investment operations	0.13		1.39	1.89	1.28	0.60	2.13
Less distributions to common shareholders from:
Net investment income	(0.57)		(0.95)	(1.14)	(1.14)	(0.84)	(1.00)
Net realized gains	—		(0.19)	—	—	—	—
Return of capital	—		—	—	—	(0.30)	(0.14)
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—	(a)	— (a)	—	— (a)	0.01	0.02
Net asset value, end of period	$13.01		$13.45	$13.20	$12.45	$12.31	$12.84
Market value, end of period	$13.00		$13.69	$13.09	$12.51	$12.09	$13.09
Total investment return based on:(b)
Net asset value	1.07%		10.90%	16.08%	11.05%	4.92%	19.12%
Market value	(0.78%	)	13.83%	14.56%	13.62%	1.08%	26.02%
Net assets, end of period (000)	$910,526		$931,703	$891,350	$840,737	$827,339	$801,354
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	2.07%	(d)	1.47%	1.49%	1.57%	1.55%	1.67%
Gross expenses prior to expense reductions and earnings credits(c)	2.07%	(d)	1.47%	1.49%	1.57%	1.55%	1.71%
Net expenses, excluding interest expense	1.77%	(d)	1.18%	1.17%	1.17%	1.19%	1.19%
Net investment income (loss)(c)	4.67%	(d)	5.38%	5.92%	6.60%	6.56%	7.48%
Portfolio turnover rate	19%		40%	62%	56%	44%	37%
Average commission rate paid	$0.0303		$0.0294	$0.0295	$0.0230	$0.0222	$—
Asset coverage per $1,000 of loan outstanding(e)	$3,529		$3,588	$3,547	$3,950	$3,903	$5,152

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2015, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six-month period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2014 and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2014, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 17, 2015

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	35

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2014, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHISAN 1790 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Effective May 15, 2015, Steve Klouda was no longer a member of the investment team managing the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 19, 2015

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 19, 2015